UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 5, 2009

NRDC ACQUISITION CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33749	26-0500600
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3 Manhattanville Road, Purchase, NY	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 272-8067

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On October 5, 2009, NRDC Acquisition Corp., a Delaware corporation (“NRDC Acquisition”), announced that it has postponed the special meetings of its stockholders and warrantholders, which had previously been scheduled for Friday, October 16, 2009, at 10:00 a.m. Eastern time, to Tuesday, October 20, 2009, at 10:00 a.m. Eastern time. The special meetings are being postponed to allow NRDC Acquisition's stockholders and warrantholders additional time to consider the proposals set forth in the press release.

      The postponed special meetings will be held on Tuesday, October 20, 2009 at 10:00 a.m. Eastern time at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York. The record date for the postponed special meetings remains September 24, 2009.

      The press release announcing the postponement of the special meetings is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	Press release of NRDC Acquisition Corp. dated October 5, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRDC ACQUISITION CORP.

Dated: October 5, 2009	By:	/s/ Richard A. Baker
Richard A. Baker
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of NRDC Acquisition Corp. dated October 5, 2009.